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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                       Date of Report: February 2, 1996

                               SUN COMPANY, INC.


          (Exact name of registrant as specified in its charter)


      Pennsylvania                    1-6841               23-1743282
(State or other jurisdiction        (Commission           (IRS Employer
  of incorporation)                   File No.)         Identification No.)

         Ten Penn Center
1801 Market Street, Philadelphia, PA                       19103-1699
(Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (215) 977-3000



        ______________________________________________________________
        (Former name or former address, if changed since last report.)

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Item 5.  Other Events.
         ------------

         On February 1, 1996, the registrant issued a press release announcing the adoption of a shareholder rights plan, a copy of which press release is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety. The description and terms of the new Rights are set forth in the Rights Agreement, dated as of February 1, 1996, by and between Sun Company, Inc. and First Chicago Trust Company of New York, as Rights Agent, a copy of which is filed herewith as Exhibit 99(b) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits

         A press release announcing the adoption of a shareholder rights plan is filed as Exhibit 99(a) to this Report.

         A Rights Agreement, dated as of February 1, 1996, between Sun Company, Inc. and First Chicago Trust Company of New York, which includes as Exhibit B thereto the Form of Rights Certificate, is attached hereto as
Exhibit 99(b).


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SUN COMPANY, INC.



                                    By /s/ Thomas W. Hofmann
                                       ----------------------------
                                        Name:  Thomas W. Hofmann
                                        Title: Controller

February 1, 1996